UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2014
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
______________
Delaware    001-33093    77-0160744
    (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation or Organization)        Identification No.)
11119 North Torrey Pines Road, Suite 200
La Jolla, California 92037
    (Address of Principal Executive Offices) (Zip Code)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Master License Agreement
On May 21, 2014, Ligand Pharmaceuticals Incorporated (the “Company” or “Ligand”) and its wholly owned subsidiary, Metabasis Therapeutics, Inc. (“Metabasis”) entered into a Master License Agreement with Viking Therapeutics, Inc. (“Viking”), pursuant to which, among other things, Ligand and Metabasis granted to Viking an exclusive, perpetual, irrevocable, worldwide, royalty-bearing right and license under patents related to our FBPase, SARM, TR-Beta, EPOR and DGAT-1 programs, related know-how and physical quantities of program compounds, collectively, the Licensed Technology, to research, develop, manufacture, have manufactured, use and commercialize the Licensed Technology in and for all uses in humans or animals. Viking will be responsible for research, development, manufacturing and commercialization activities, including all regulatory filings, and has the right to sublicense its rights in certain circumstances. The license grant to our FBPase program will automatically terminate if Viking does not exercise an exclusive option it has to the FBPase program prior to March 28, 2015.
The FBPase licensed products are selective inhibitors of fructose-1,6-bisphosphatase, which may provide an alternative approach to controlling blood glucose levels in patients with diabetes. The SARM licensed products are non-steroidal selective androgen receptor modulators that may produce the therapeutic benefits of testosterone with improved safety, tolerability and patient acceptance due to a tissue-selective mechanism of action and an oral route of administration. The TR-Beta licensed products are TRβ agonists that specifically target liver tissue, the major site of cholesterol metabolism. The EPOR licensed products include small molecule agonists of the erythropoietin receptor for the potential treatment of anemia. The DGAT-1 licensed products include small molecule inhibitors of the enzyme diacylglycerol acyltransferase-1 for the potential treatment of lipid disorders such as obesity and chylomicronemia. Rights to the FBPase, TR-Beta and DGAT-1 licensed programs were acquired pursuant to Ligand’s acquisition of Metabasis.
The upfront payments under the Master License Agreement consist of shares of Viking capital stock. If Viking completes an initial public offering, Viking will issue to Ligand and Metabasis a number of shares of Viking common stock having an aggregate value of $29,000,000, subject to adjustment in certain circumstances. Ligand and Metabasis have the option to receive a number of shares of the same class and type of securities issued and sold by Viking in a private financing which occurs prior to an IPO having an aggregate value of $29,000,000, subject to adjustment in certain circumstances, or, in lieu of receiving the same class and type of shares issued in the private financing, to defer its right to receive equity in Viking until an IPO or subsequent private financing of Viking.
Viking also agreed to pay Ligand and/or Metabasis certain one-time, non-refundable milestone payments in connection with licensed products containing (1) any licensed FBPase compound, in an aggregate amount of up to $60,000,000 per indication (for up to a total of four indications) upon the achievement of certain development and regulatory milestones and up to $150,000,000 upon the achievement of certain sales milestones, (2) any licensed SARM compound, in an aggregate amount of up to $85,000,000 per indication (for up to a total of two indications) upon the achievement of certain development and regulatory milestones and up to $100,000,000 upon the achievement of certain sales milestones, (3) any licensed TR-Beta compound, in an aggregate amount of up to $75,000,000 per indication (for up to a total of three indications) upon the achievement of certain development and regulatory milestones and up to $150,000,000 upon the achievement of certain sales milestones, (4) any licensed EPOR compound, in an aggregate amount of up to $48,000,000 per indication (for up to a total of three indications) upon the achievement of certain development and regulatory milestones and up to $50,000,000 upon the achievement of certain sales milestones, and (5) any licensed DGAT-1 compound, in an aggregate amount of up to $78,000,000 per indication (for up to a total of two indications) upon the achievement of certain development and regulatory milestones and up to $150,000,000 upon the achievement of certain sales milestones. Additionally, Viking will pay Metabasis a one-time, non-refundable milestone payment of $2,500,000 upon the occurrence of the first commercial sale of any licensed FBPase compound by a Viking sublicensee. Viking will also pay to Ligand and/or Metabasis royalties on aggregate annual worldwide net sales of licensed products at tiered percentage rates in the following ranges based upon net sales: (a) upper single digit royalties upon sales of any licensed FBPase compound, (b) upper single digit royalties upon sales of any licensed SARM compounds, (c) low-to-middle single digit royalties upon sales of any licensed TR-Beta compounds, (d) middle-to-upper single digit royalties upon sales of any EPOR licensed compounds, and (e) low-to-middle single digit royalties upon sales of any DGAT-1 licensed compounds; in each case subject to reduction in certain circumstances.
Ligand has the right to terminate the Master License Agreement under certain circumstances, including, but not limited to: (1) if, on or before April 30, 2015, Viking has neither (a) completed an IPO nor (b) received aggregate net proceeds of at least $20,000,000 in one or more private financings, (2) in the event of Viking’s insolvency or bankruptcy, (3) if Viking does not pay an undisputed amount owing under the Master License Agreement when due and fails to cure such default within a specified period of time, and (4) if Viking defaults on certain material obligations and fail to cure the default within a specified period of time. Viking has the right to terminate the Master License Agreement under certain circumstances, including, but not limited to: (a) if Ligand does not pay an undisputed amount owing under the Master License Agreement when due and fails to cure such default within a specified period of time, and (b) if Ligand defaults on certain of its material obligations and fails to cure the default within a specified period of time. In addition, provisions of the Master License Agreement can be terminated on a licensed program-by-program basis under certain circumstances. In the event that the Master License Agreement is terminated in its entirety or with respect to a specific licensed program for any reason: (i) all licenses granted to Viking under the Master License Agreement (or with respect to the specific licensed program) will terminate and Viking will, upon Ligand’s request, assign and transfer to Ligand, at no cost to Ligand, all regulatory documentation and all regulatory approvals to the extent related to the Licensed Products (or those related to the specific licensed program; and (ii) Viking will grant to Ligand a non-exclusive, worldwide, royalty-bearing sublicensable license under any Viking-controlled patent rights and know-how to the extent necessary to make, have made, import, use, offer to sell and sell the Licensed Products (or those related to the specific licensed program) anywhere in the world at a royalty rate in the low single digits.
Loan and Security Agreement
In connection with the Master License Agreement, Ligand and Viking entered into a Loan and Security Agreement, dated May 21, 2014, or the Loan and Security Agreement, pursuant to which, among other things, Ligand agreed to provide Viking with loans in the aggregate amount of up to $2,500,000. Ligand will initially loan $1,000,000 to Viking no later than May 27, 2014, and has agreed to loan an additional $250,000 each month beginning in June 2014 through and including November 2014. The principal amount outstanding under the loans accrues interest at a fixed per annum rate equal to the lesser of 5% and the maximum interest rate permitted by law, with a higher interest rate in the event of a Viking default.
The loans are evidenced by a Secured Convertible Promissory Note, or the Note. Pursuant to the terms of the Loan and Security Agreement and the Note, the loans will become due and payable upon the written demand of Ligand at any time after the earlier to occur of an event of default under the Loan and Security Agreement or the Note, and May 21, 2016, unless the loans are converted into equity prior to such time. Upon the consummation of the earlier to occur of: (1) a bona fide capital financing transaction or series of financing transactions with one or more financial non-strategic investors with aggregate net proceeds to Viking of at least $20,000,000 and pursuant to which Viking issues shares of its equity securities; and (2) an IPO; Ligand may elect either to (a) receive such number of shares of the type of equity which Viking issues in the private financing or the IPO equal to 200% of the amount obtained by dividing the entire then-outstanding principal amount of the loans, plus all accrued and previously unpaid interest thereon, by the lowest per share price paid by investors in the private or public offering, or (b) require Viking to prepay an amount equal to 200% of the principal amount of the loans then-outstanding plus all accrued and previously unpaid interest thereon, or the Prepayment. Moreover, if a private financing occurs prior to an IPO and Ligand has not elected to receive shares of the type of equity Viking issues in the private financing or to receive the Prepayment, Ligand may elect to extend the maturity date to a mutually agreed date. Furthermore, if a change of control of Viking occurs prior to the earlier of the maturity date or issuance of Viking securities as described above, Ligand may elect to either receive a specified number of shares of Viking securities equal to 200% of the amount obtained by dividing the entire then-outstanding principal amount of the loans, plus all accrued and previously unpaid interest thereon, by the lowest per share price set forth in the Loan and Security Agreement or require Viking to make the Prepayment. The loans are secured by all of Viking’s assets.
An event of default under the Loan and Security Agreement will be deemed to occur or exist upon the termination of the Master License Agreement; in the event Viking fails to make principal or interest payments under the Note when due; if Viking becomes insolvent or breaches and fail to cure within a specified period of time any representation, warranty, covenant or agreement in the Loan and Security Agreement, the Master License Agreement and other specified agreements between Viking and Ligand; and upon the occurrence of certain other events.
Management Rights Letter; Voting Agreement
In connection with the Master License Agreement, the Company entered into a Management Rights Letter with Viking on May 21, 2014 (the “Management Rights Letter”), pursuant to which the Company is entitled to appoint one director to the board of directors of Viking, which will initially be Matthew W. Foehr, the Company’s Executive Vice President and Chief Operating Officer. Under the Management Rights Letter, the Company will also have certain continuing information and consultation rights in the event the Company is no longer represented on the board of directors of Viking. The Management Rights Letter will terminate upon the earliest to occur of certain corporate transactions by Viking, the date after a Qualified Financing that Ligand and its affiliates own less than 7.5% of the outstanding voting securities of Viking, or May 21, 2024.
In connection with the Management Rights Letter, certain stockholders of Viking agreed to vote the voting securities of Viking which they hold in support of the Company’s representative on the Viking board of directors. This agreement will terminate under the same circumstances as the Management Rights Letter.
Registration Rights
Viking has agreed to provide for the resale of any shares of Viking securities that may be issued to Ligand or Metabasis under the Master License Agreement or the Loan and Security Agreement.
Sublease Agreement
On May 21, 2014, we entered into a Sublease and Services Agreement with Viking for approximately 5,851 square feet of individual and shared space within our offices. We agreed to provide Viking with research and development, professional, human resources, administrative, information technology and general office services during some or all of the sublease term for a fee. The sublease commences immediately and has a term of seven months, with Viking retaining the right to terminate the sublease upon 45 days written notice in certain circumstances.
The foregoing summary of the terms of the Master License Agreement and the Loan and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Master License Agreement and the Loan and Security Agreement, copies of which will be filed with the Securities and Exchange Commission by Ligand with its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2014.
In anticipation of the transactions with Viking described above, on May 20, 2014, Ligand entered into an Amendment of “General” Contingent Value Rights Agreement and an Amendment of “TR Beta” Contingent Value Rights Agreement, each with David F. Hale, as Stockholders’ Representative, and Computershare Inc. (as successor to Mellon Investor Services LLC) as Rights Agent (collectively, the “CVR Amendments”). A description of the CVR Amendments is contained in a Current Report on Form 8-K filed by Ligand on May 22, 2014, which is incorporated by reference herein, and pursuant to which copies of the CVR Amendments were filed with the Securities and Exchange Commission.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with Mr. Foehr’s service as the Company’s designee on Viking’s board of directors, Mr. Foehr may become entitled to compensation from Viking for such service. Pursuant to a letter agreement between Mr. Foehr and the Company, Mr. Foehr will be entitled to retain any cash compensation paid to him by Viking for his service as non-employee director of Viking. Mr. Foehr will, however, be obligated to transfer to the Company any equity compensation paid to him by Viking for his service as a non-employee director of Viking or, if such transfer is not permissible under the terms of Viking’s equity plan, to exercise such equity awards at the direction of the Company and immediately thereafter transfer the shares issued upon exercise of such equity awards to the Company. The Company will reimburse Mr. Foehr for any taxes payable by him in connection with the exercise of such equity awards.
The foregoing summary of the terms of the letter agreement between the Company and Mr. Foehr does not purport to be complete and is qualified in its entirety by reference to the letter agreement, a copy of which will be filed with the Securities and Exchange Commission by Ligand with its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2014.
Item 7.01 Regulation FD Disclosure.
On May 22, 2014, Ligand issued a press release entitled “Ligand Licenses Five Programs to Viking Therapeutics .” A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: May 22, 2014	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 22, 2014.